Exhibit 10.88

Prospect Medical Holdings, Inc.

Stock Option Agreement

WHEREAS, the Compensation Committee (the “Committee”) of the Board of Directors of Prospect Medical Holdings, Inc. (the “Company”) has determined that it would be in the best interests of the Company and its stockholders to grant the Option provided for herein to the Optionee as set forth in the Notice of Grant of Stock Option attached as Exhibit “A” (the “Notice”).

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1.                                       Definitions. Whenever the following terms are used in this Stock Option Agreement (the “Agreement”), they shall have the meanings set forth below and as defined in the Notice.

(a)                                  “Affiliate” means any entity that is consolidated with the Company for financial reporting purposes.

(b)                                 “Cause” includes (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Committee as to the existence of “Cause” will be conclusive on the Optionee and the Company.

(c)                                  “Change in Control” occurs when, after the grant of the Option, any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto (the “Act”) (other than any person who on the date of grant of the Option is a director or officer, or holder of more than 10% of the Shares, of the Company or an Affiliate of the Company) is or becomes the beneficial owner (as defined in Rule 1 3d-3 of the Act) directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities entitled to vote in the election of directors

(d)                                 “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

(e)                                  “Disability” has the meaning ascribed to it in an employment agreement between the Company and the Optionee or, if not defined therein, then it shall have the meaning ascribed to it under Section 22(e)(3) of the Code, as determined by the Committee.

(f)                                    “Expiration Date” means the date set forth on the Notice.

(g)                                 “Fair Market Value” means, as of any date, the value of the Shares determined as follows:

(i)                                     if the Shares are publicly traded and are listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Shares are listed or admitted to trading;

(ii)                                  if the Shares are quoted on the American Stock Exchange (“AMEX”), the last reported sale price on the AMEX or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

(iii)                               if the Shares are publicly traded but are not quoted on the AMEX nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by the Wall Street Journal, for the over-the-counter market; or

(iv)                              if none of the foregoing is applicable, by the Committee in good faith.

(h)                                 “Good Reason” means (i) a breach by the Company or any Affiliate of any employment or consulting agreement to which the Optionee is a party and (ii) following a Change in Control, (x) the failure of the Company to pay or cause to be paid the Optionee’s base salary or annual bonus when due or (y) any substantial and sustained diminution in the Optionee’s authority or responsibilities materially inconsistent with the Optionee’s position; provided that either of the events described in clauses (x) and (y) will constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from the Optionee of written notice of the event which constitutes Good Reason; provided, further, that “Good Reason” will cease to exist for an event on the sixtieth (60th) day following the later of its occurrence or the Optionee’s  knowledge thereof, unless the Optionee has given the Company written notice of his or her termination of employment for Good Reason prior to such date.

(i)                                     “Shares” means shares of common stock of the Company, $0.01 par value per share.

(j)                                     “Vested Portion” means, at any time, the portion of an Option which has become vested, as described in Section 3 of this Agreement.

2.                                       Grant of Option. The Company hereby grants to the Optionee the right and option (the “Option”) to purchase, on the terms and conditions set forth in the Notice and hereinafter set forth, the number of Shares set forth in the Notice.  The purchase price of the Shares subject to the Option (the “Option Price”) shall be as set forth on the Notice.  The Option is intended to be a non-qualified stock option, and as such is not intended to be treated as an option that complies with Section 422 of the Internal Revenue Code of 1986, as amended.

3.                                       Vesting of the Option.

(a)                                  In General.  Subject to Sections 3(b) and 3(c), the Option shall vest and become exercisable at such times as are set forth in the Notice.

(b)                                 Change in Control. Notwithstanding the foregoing, in the event of a Change in Control, the Option shall become vested as to all the Shares subject thereto.

(c)                                  Termination of Employment.  If the Optionee’s employment with the Company and its Affiliates is terminated by the Company for cause (including, unless otherwise determined by the Committee, Optionee’s change in status from an employee to a non-employee (other than director of the Company or any Affiliate)), or if the Optionee terminates his employment without Good Reason, the Option, to the extent not then vested, shall be immediately canceled by the Company without consideration; provided, however, that if the Optionee’s Employment is terminated for any other reason, including the death or Disability of the Optionee, the unvested portion of the Option, to the extent not previously cancelled or forfeited, shall immediately become vested and exercisable.  The Vested Portion of the Option shall remain exercisable by the Optionee (or his representative) for a period ending on the earlier of (A) three years following the date of such termination or (B) the Expiration Date.  If the Optionee is absent from work with the Company or with a Affiliate because of a temporary disability (any disability other than a Disability), or on an approved leave of absence for any purpose, the Optionee shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated employment, except to the extent that the Committee so determines.

4.                                       Exercise of Option. Except as provided below, the Vested Portion of the Option shall remain exercisable until the Expiration Date.

(a)                                  The Vested Portion of an Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; provided that the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised, shall be signed (whether or not in electronic form) by the person exercising the Option and shall make provision for the payment of the Option Price. Payment of the aggregate Option Price shall be paid to the Company, at the election of the Committee, pursuant to one or more of the following methods: (A) in cash, or its equivalent; (B) by transferring Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased to the Company and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Optionee for no less than six (6) months (or such other period as established from time to time by the Committee or generally accepted accounting principles); (C) partly in cash and partly in Shares; or (D) if there is a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable  instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate Option Price. No Optionee shall have any rights to dividends or other rights of a stockholder with respect to the Shares subject to the Option until the issuance of the Shares.

(b)                                 Notwithstanding any other provision of this Agreement to the contrary, absent an available exemption to registration or qualification, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole reasonable discretion determine to be necessary or advisable.

(i)                                     Upon the Company’s determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Optionee’s name for such Shares. However, the Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates to the Optionee, any loss by the Optionee of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

(ii)                                  In the event of the Optionee’s death, the Vested Portion of an Option shall remain vested and exercisable by the Optionee’s executor or administrator, or the person or persons to whom the Optionee’s rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 4(a) of this Agreement. Any heir or legatee of the Optionee shall take rights herein granted subject to the terms and conditions hereof.

(c)                                  Notwithstanding any other provision of this Agreement to the contrary, Optionee’s right to exercise the Option shall not occur unless and until the receipt of approval of the Option by the stockholders of the Company.

5.                                       Legend on Certificates; Listing of Shares. The certificates representing the Shares purchased by exercise of an Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem reasonably advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, AMEX or any stock exchange upon which such Shares are listed, any applicable federal or state laws and the Company’s Certificate of Incorporation and Bylaws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  The Company shall seek the listing of the Shares with the AMEX, in accordance with the rules and regulations of the AMEX.

6.                                       Transferability. Unless otherwise determined by the Committee, an Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Optionee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

7.                                       Withholding. The Optionee may be required to pay to the Company or an Affiliate and the Company or the Affiliate shall have the right and is hereby authorized to withhold from any payment due or transfer made under the Option or from any compensation or other amount owing to Optionee the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of the Option, its exercise, or any payment or transfer under the Option and to take such action as may be necessary in the option of the Company to satisfy all obligations for the payment of such taxes.

8.                                       Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of an Option, the Optionee will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

9.                                       Giving Notice. Any notice given under this Agreement shall be addressed to the Company in care of its Corporate Secretary at the principal executive office of the Company, with a copy to the Director, Human Resources, at the principal executive office of the Company, and to the Optionee at the address appearing in the personnel records of the Company for the Optionee or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

10.                                 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws, and any and all disputes between the Optionee and the Company or any Affiliate relating to the Option shall be brought only in a state or federal court of competent jurisdiction sitting in Wilmington, Delaware and the Optionee and the Company hereby irrevocably submit to the jurisdiction of any such court and irrevocably agree that venue for any such action shall be only in any such court.

11.                                 Entire Agreement. This Agreement, together with the Notice, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement or the Notice shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement or the Notice.

12.                                 Modifications And Amendments. The terms and provisions of this Agreement and the Notice may be modified or amended only by written instrument signed by the parties following approval by the Committee.

13.                                 Waivers And Consents. Except as provided herein, the terms and provisions of this Agreement and the Notice may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement or the Notice, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

14.                                 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party hereto. Execution and delivery shall be deemed effective whether made via hard copy with manual signatures or via email or fax transmission with facsimile signatures.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 20th day of August, 2008 at Los Angeles, California.

COMPANY

PROSPECT MEDICAL HOLDINGS, INC.

By:	/s/ Linda Hodges
	Name:	Linda Hodges
	Title:	Executive Vice President

OPTIONEE

/s/ Samuel S. Lee
Name: Samuel S. Lee

Prospect Medical Holdings, Inc.

Notice of Grant of Stock Option

PROSPECT MEDICAL HOLDINGS, INC. (the “Company”), pursuant to action of the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) taken on August 20, 2008, granted to the undersigned the following stock option (the “Option”) to purchase common stock of the Company (“Shares”), subject to the terms and conditions of this Notice of Grant of Stock Option (the “Notice”) and the Stock Option Agreement (the “Agreement”). The Agreement is incorporated into and made a part of this Notice.

1.                                       Participant’s Name: Samuel S. Lee (“Optionee”)

2.                                       Grant Information for this Award:

Date of Grant:                      August 20, 2008

Exercise Price per Share:                $2.40

Total Number of Shares Subject to Option: 1,456,250

Option Expiration Date:                    August 20, 2013

3.                                       Vesting: If the Optionee is in the employ of the Company at each of the following dates, the Option shall be exercisable for the number of Shares indicated:

Shares	Vesting Date	Performance Vesting (Yes/No)
833,333	Aug. 20, 2008	No
311,459	Mar. 19, 2009	No
311,458	Mar. 19, 2010	No

subject to the terms of the Agreement.

4.                                       I acknowledge that I have read and will comply with the Company’s Insider Trading Policy, which I understand may be updated from time to time.

5.                                       I acknowledge and agree that I will owe withholding taxes at the time of each exercise of a vested portion of the Option and that I must elect the method of payment of such withholding taxes in advance of each exercise in accordance with the procedures established by the Company, and that such procedures may change and be updated over time.

6.                                       This Notice may be executed in one or more counterparts, each of which shall be considered an original and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party hereto. Execution and delivery shall be deemed effective whether made via hard copy with manual signatures or via email or fax transmission with facsimile signatures.

IN WITNESS WHEREOF, the Company has caused this Notice to be signed by its duly authorized officer or agent as of the 20th day of August, 2008.

Prospect Medical Holdings, Inc.

By:	/s/	Linda Hodges
Linda Hodges
Executive Vice President

Accepted and Agreed to:

Participant:	/s/ Samuel S. Lee
Samuel S. Lee

Home Address:		Business Address:

10780 Santa Monica Blvd., Suite 400

Los Angeles, California 90025